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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 28, 1997.


                                 COMPURAD, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   000-21157                    860710268
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


1350 North Kolb Road, Tucson, Arizona                              85715
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (520) 298-1000


                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

      This Current Report on Form 8-K (the "Report") contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the possible inability to complete the merger transaction involving CompuRAD, Inc. (the "Company") and Lumisys Incorporated, a Delaware corporation ("Lumisys"), as scheduled, if at all, and those associated with the ability of the combined company to achieve the anticipated benefits of the merger. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about the Company and risks associated with investing in the Company, investors are directed to the Company's most recent report on Form 10-KSB as filed with the Securities and Exchange Commission (the "SEC").

      On September 28, 1997, the Company entered into an Agreement and Plan of Merger and Reorganization, dated as of September 28, 1997 (the "Reorganization Agreement"), among the Company, Lumisys and SAC Acquisition Corporation, a wholly owned subsidiary of Lumisys ("Merger Sub"). The description contained in this Item 5 of the transactions contemplated by the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement, a copy of which is attached hereto as Exhibit 2.

      The Reorganization Agreement contemplates that, subject to the satisfaction of certain conditions set forth therein, including without limitation the approval and adoption of the Reorganization Agreement by the requisite vote of the Company's stockholders and the approval of the issuance of Lumisys common stock in the Merger by Lumisys's stockholders, Merger Sub will be merged with and into the Company (the "Merger"). As a result of the Merger, the Company will become a wholly-owned subsidiary of Lumisys. Under the terms of the Reorganization Agreement, each outstanding share of common stock of the Company will be converted into 0.928 shares of Lumisys common stock. The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is intended to be accounted for as a pooling-of-interests.

      On September 29, 1997 the Company and Lumisys issued a joint press release relating to the execution of the Reorganization Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      In connection with the execution of the Reorganization Agreement, certain directors of the Company, who collectively beneficially own approximately 41% of the outstanding shares of common stock of the Company, entered into Voting Agreements pursuant to which each such director agreed to vote his shares in favor of the Merger. The description contained in this Item 5 of the transactions contemplated by the Voting Agreements is qualified in its entirety by reference to the full text of the Voting Agreement, the form of which is attached hereto as Exhibit 99.2


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      A proxy statement relating to the Merger has not yet been filed by the
Company with the SEC. This report shall not constitute the solicitation of any vote with respect to the Merger.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   EXHIBITS.

            2 Agreement and Plan of Merger and Reorganization dated September 28, 1997.

            99.1  Joint Press Release.

            99.2  Form of Voting Agreement.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               COMPURAD, INC.



                               /S/  Phillip Berman
                               -------------------------------------------------
                               Dr. Phillip Berman, Chairman, President and Chief Executive Officer

                               Date:  October 2, 1997


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                                 COMPURAD, INC.

                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS

      Exhibit No.       Description
      -----------       -----------
      2                 Agreement and Plan of Merger and Reorganization dated September
                        28, 1997.

      99.1              Joint Press Release.

      99.2              Form of Voting Agreement.


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